UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

WINTRUST FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Illinois (State or Other Jurisdiction of Incorporation)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois 60045	(847) 615-4096
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

     On January 20, 2004, Wintrust Financial Corporation (the “Company”) announced earnings for the fourth quarter of 2003. A copy of the press release relating to the Company’s earnings results is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7(c). Exhibits.

     Exhibit 99.1 Fourth Quarter 2003 Earnings Release dated January 20, 2004.

Item 12. Results of Operations and Financial Condition.

     Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

Date: January 21, 2004	/s/ David L. Stoehr

Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit

99.1	Fourth Quarter 2003 Earnings Release dated January 20, 2004.

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